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                                                                   EXHIBIT 10.16

                                  Certified translation from the German language

DUPLICATE

                                                 March 31, 1998

Pharmed Labs GmbH                                Your reference  KD 189767
- Management -                                   Our reference   zic/him
P.O. Box 306                                     Phone           0211/8221-4785
                                                 Fax             0211/8221-2785
82027 Grunwald

DM 10 MILLION IKB SUBORDINATED CAPITAL [NACHRANGKAPITAL]

Ladies and Gentlemen:

With reference to the discussions held we are pleased to offer you IKB subordinated capital in the total amount of DM 10 million - hereinafter "Investment" - in 2 tranches on the following terms and conditions:

Tranche 1

Nominal amount of Investment:   DM 5,000,000.--, payable on April 30, 1998

Purpose of Investment:          The Investment serves exclusively for
                                financing purposes pursuant to our
                                application including Annexes dated February
                                25, 1998 filed with KfW, which is known to you.

Payment rate:                   100.0%

Interest rate:                  9.0% p.a. until April 30, 2003 on the nominal
                                amount of the Investment

Additional remuneration:        Further, we shall receive a performance-related
                                remuneration in the amount of 3% p.a. on the respective nominal amount of the Investment, which shall only become due if and to the extent it is covered by the profit generated by the APL Group (maximum amount).

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Page 2 of the letter of
March 31, 1998

                                The profit generated shall be determined as follows:

                                The calculation basis is the EBT (earnings before taxes) reported in the consolidated financial statements of the parent company American Pharmed Labs, Inc., Eaglewood Cliffs, New Jersey/USA prepared pursuant to GAAP and certified by an auditor; in this connection, the abovementioned performance-related additional remuneration due to us - just as any corresponding performance-related remuneration components due to tbg
                                Technologiebeteiligungsgesellschafl mbH der
                                Deutschen Ausgleichsbank - shall not be
                                treated as expenses. The same shall apply to any extraordinary factors reducing profits such as special tax depreciations, expenses for profit shares paid to employed managing directors and managing shareholders as well as other expenses incurred at the shareholder level (e.g. interest on shareholder loans) as well as interest on other subordinated capital (subordinated loans, silent participations, capital represented by participation certificates, or similar).

                                The performance-related remuneration may not exceed 50% of the EBT adjusted as specified above, if applicable.

Deferred payment claim:         If the remaining profit of a financial year
                                and/or the 50% share thereof is not
                                sufficient or not sufficient in full for the performance-related remuneration component, our claim to the unpaid remuneration component shall be deferred to the respective following financial year and/or until it has been satisfied. The satisfaction of the deferred payment claim in a subsequent year may also be effected only from an adjusted EBT determined pursuant to the above provisions (and/or 50% thereof).

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Page 3 of the letter of
March 31, 1998

                                To the extent that a deferred payment claim exists or results upon termination of this Agreement, such claim shall be satisfied from profits of the three financial years following the year of termination; the deferred payment claim shall expire if and to the extent no sufficient profit is generated in these three years either.

Due date of interest and        The fixed interest shall be paid
additional remuneration:        subsequently each quarter as of March 31,
                                June 30, September 30 and December 30.

                                The variable additional remuneration shall be due subsequently as of March 31 each year for the respective past financial year. If the approved relevant consolidated financial statements are not available by March 31 of a year, the abovementioned maximum amount shall become due as advance payment. Such amount shall be reimbursed to the extent that an overpayment results on the basis of the approved annual financial statements.

Term of Investment:             until April 30, 2003; repayment in one
                                amount

Prepayment of Investment:       possible cost-free in whole or in part
                                as of April 30, 1999 at 110.0%
                                as of April 30, 2000 at 107.5%
                                as of April 30, 2001 at 105.0%
                                as of April 30, 2002 at 102.5% of the
                                nominal amount of the Investment plus any interest in arrears (fixed and/or performance-related).
Tranche 2

Nominal amount of Investment:   DM 5,000,000.--,payable on June 30, 1998

Purpose of Investment:          cf. Tranche 1.

Payment rate:                   100.0%

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Page 4 of the letter of
March 31, 1998

Interest rate:                  8.0% p.a. until June 30, 1999, thereafter
                                8.5% p.a. until June 30, 2000
                                on the nominal amount of the Investment, thereafter re-determination according to market situation

Additional remuneration:        performance-related remuneration in the
                                amount of 4% p.a. on the respective nominal amount of the Investment; otherwise cf.
                                Tranche.

Deferred payment claim:         cf. Tranche 1.

Due date of interest and
additional remuneration:        cf. Tranche 1.

Term of Investment:             until June 30, 2003; repayment in one amount

Prepayment of Investment:       possible cost-free as of June 30, 1999 and
                                June 30, 2000.

                                Apart from the abovementioned right to
                                prepay the Investment, we will charge a
                                premium of 2.5% on the outstanding and/or prepaid Investment amount for each year by which the contractual term is reduced. In addition, we will charge the reinvestment costs incurred by us.

Common terms and conditions
for Tranches 1 and 2

Damages for late payment:       Interest in the amount of the respective
                                discount rate of the German Federal Bank plus 5% p.a. will be charged on any amounts not received by us in due time, however at least the contractual interest rate.

Subordination clause:           In case that the assets of the investor are
                                subjected to insolvency proceedings
                                (settlement, bankruptcy or overall
                                execution), our claim to repayment of the outstanding Investment amount is to be satisfied only after

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Page 5 of the letter of
March 31, 1998

                                the other creditors, however prior to the claims of the investor's shareholders and their members/relatives.

Guarantee:                      The Kreditanstalt fur Wiederaufbau (KfW) in
                                Frankfurt am Main will assume a pro rata guarantee for the Investment within the scope of its venture capital program. The guarantee commission will be assumed by us.

Requirements for the granting
of the Investment:              Promise of guarantee by KfW as well as your
                                consent to the following requirements/
                                conditions: provisions regarding the promise of guarantee of KfW, if any;

                                fixing of own funds at the current level;

                                full joint liability of APL American Pharmed
                                Labs, Inc., Eaglewood Cliffs, New Jersey/
                                USA, for all obligations of the investor under this Agreement;

                                at least quarterly provision of information on the current course of business of the companies of the APL Group (e.g. sales and earnings figures/order situation, etc.) including a comparison with the previous year pursuant to the attached report form;

                                budgeted figures for the following financial year updated until the end of December (group and group companies);

Payment procedure:

                                If and when it is ensured that the funds will be used for the project stated above as purpose of the Investment, we will provide you with the Investment amount as soon as the following is available to us:

                                your call pursuant to the attached draft;

                                the consent of KfW regarding this Agreement;

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Page 6 of the letter of
March 31, 1998

                                current Commercial Register extracts of your company;

                                the joint liability declaration of the
                                parent company APL American Pharmed Labs
                                Inc.;

                                copies of all company agreements of your company;

Reservation:                    The payment obligation shall expire if the
                                payment requirements have not been fulfilled by September 30, 1998.

Commitment commission:          0.5% per month on nominal amounts of the
                                Investment not made available [nicht
                                valutiert] as from May 15, 1998 (Tranche 1) and/or July 15, 1998 (Tranche 2); payable upon our request;

Further parts of the
Agreement:                      The "General Terms and Conditions for the
                                Provision of Guarantees for Investments by KfW", attached in extracts, as well as our own "General Terms and Conditions".

Please confirm your consent to this Agreement by means of the attached duplicate within two weeks.

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Page 7 of the letter of March 31, 1998

We will be pleased to assist you in the implementation of your investment by providing our IKB subordinated capital.

                                               Sincerely yours,

                                            IKB Nachrangkapital GmbH

                                       [signature]             [signature]
                                       Zickenrott             Christophersen

Annexes

Grunwald, [handwritten:]  April 13, 1998

We herewith agree to the contents of this letter.

                                                    [signature]
                                                ----------------------
                                                  Pharmed Labs GmbH
                                                    - Management -

I, Monika Kordt, in my capacity as a sworn translator for the English language, hereby certify that the above is a correct and complete translation of the German text presented to me in electronic form.

Frankfurt am Main, November 8, 2004

                                           /s/ Monika Kordt
                                           ------------------
                                             Monika Kordt

                                           Monika Kordt
                                           Dipl. -Ubers. (FH), MSC
                                           Allgemein
                                           vereidigte
                                           Dolmetscherin und
                                           ermochtigte Ubersetzerin
                                           der englischen Sprache
                                           fur die Gerichte und Notare im Lande
                                           Hessen